Exhibit 10.8

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) or any subsequent filings on Schedule 13G (including amendments thereto) with respect to the Series 1 PCS Common Stock, par value $1.00 per share (the "Series 1 PCS Stock"), of Sprint Corporation, a Kansas corporation, and that this Joint Filing Agreement (this "Agreement") be included as an Exhibit to such joint filing.

         This Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 15th day of December, 1998.

                                       COX COMMUNICATIONS, INC.


                                       By:   /s/ Andrew A. Merdek
                                             ---------------------
                                             Andrew A. Merdek
                                             Secretary


                                       COX HOLDINGS, INC.


                                       By:   /s/ Andrew A. Merdek
                                             ---------------------
                                             Andrew A. Merdek
                                             Secretary


                                       COX ENTERPRISES, INC.

                                       By:   /s/ Andrew A. Merdek
                                             ---------------------
                                             Andrew A. Merdek
                                             Secretary

                                       /s/ Anne Cox Chambers
                                       ---------------------
                                       Anne Cox Chambers


                                       /s/ Barbara Cox Anthony
                                       -----------------------
                                       Barbara Cox Anthony